Wells Fargo Bank, National Association Wells Fargo Securities, LLC 301 South College Street Charlotte, North Carolina 28288

June 24, 2013
The Laclede Group, Inc.
720 Olive Street
Saint Louis, Missouri 63101
Attention: Mark D. Waltermire, Chief Financial Officer

Project Hallmark-lst Amendment to Commitment Letter
Ladies and Gentlemen:
Reference is hereby made to the (i) Project Hallmark-Commitment Letter and the Annexes attached thereto, dated as of December 14, 2012, from Wells Fargo Securities, LLC (“Wells Fargo Securities” and the “Lead Arranger”) and Wells Fargo Bank, National Association (“Wells Fargo Bank”) to The Laclede Group, Inc. (the “Borrower”), and (ii) the Project Hallmark-Joinder Agreement to Commitment Letter, dated as of January 16, 2013, between the Commitment Parties and the Borrower ((i) and (ii) collectively, the “Commitment Letter”). Capitalized terms used in this agreement (this “Amendment”) but not defined herein shall have the respective meanings assigned to such terms in the Commitment Letter.
The parties hereto agree that the amount of the Facility, and the corresponding Commitment of the Commitment Parties, shall be reduced by an amount equal to $67,029,871.87 in the aggregate effective immediately. The revised Commitment of each Commitment Party after giving effect to this Amendment shall be as set forth on Schedule I hereto.
To induce the Commitment Parties to enter into this Amendment, the Borrower hereby represents and warrants to the Commitment Parties that the reduction of the Facility effected by this Amendment does not require any consent by the Seller, or if such consent is required, then such consent has been obtained pursuant to the terms of the Acquisition Agreement prior to the date hereof.
On and after the execution of this Amendment, each reference in the Commitment Letter to “this Commitment Letter”, “this letter”, “hereunder”, “hereof” or words of like import referring to the Commitment Letter, and each reference in the Fee Letter to “the Commitment Letter”, “thereunder”, “thereof” or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, after giving effect to this Amendment. Except as specifically amended above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed.
PARAGRAPH 12 OF THE COMMITMENT LETTER IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY HEREUNDER AS IF FULLY SET FORTH HEREIN.
Each party hereto agrees to maintain the confidentiality of this Amendment and the terms hereof in accordance with the confidentiality and disclosure provisions set forth in Section 8 of the Commitment Letter.

Each party hereto agrees that this Amendment is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Project Hallmark – 1st Amendment to Commitment Letter

Very Truly Yours,

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Allison Newman
Name: Allison Newman
Title: Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Lindsay Offutt
Name: Lindsay Offutt
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

THE LACLEDE GROUP, INC.

By:	/s/ Mark D. Waltermire
Name: Mark D. Waltermire
Title: EVP & CFO

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

Bank of America, N.A.

By:	/s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

U.S. Bank National Association,

By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

STIFEL BANK & TRUST

By:	/s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

FIFTH THIRD BANK

By:	/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

Commerce Bank

By:	/s/ Chris M. Steuterman
Name: Chris M. Steuterman
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Agreed and acknowledged as of the date first
written above:

UMB Bank, N.A.

By:	/s/ Thomas J. Zeigler
Name: Thomas J. Zeigler
Title: Vice President

Project Hallmark – 1st Amendment to Commitment Letter

Schedule I
COMMITMENT SCHEDULE

Lenders	Commitment
Wells Fargo Bank, National Association	$179,373,412.55

Bank of America, N.A.	$87,626,995.65

JPMorgan Chase Bank, N.A.	$87,626,995.65

Morgan Stanley Bank, N.A.	$87,626,995.65

U.S. Bank National Association	$41,908,563.13

Stifel Bank & Trust	$21,906,748.91

Fifth Third Bank	$9,250,839.08

Commerce Bank	$4,839,724.69

UMB Bank, N.A.	$4,839,724.69

Total	$525,000,000.00

Project Hallmark – 1st Amendment to Commitment Letter